BOUMARANG INC.

SUBSCRIPTION AGREEMENT

(FOR NON-U.S. INVESTORS ONLY)

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S (“REGULATION S”) OF THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE COMMON STOCK ARE FIRST REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IS OBTAINED THAT IS ACCEPTABLE TO THE COMPANY THAT SUCH OFFERS, SALES, AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

THIS SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION” OR “AGREEMENT”) DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SECURITIES OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO.

To the Board of Directors

Boumarang Inc.

SUBSCRIPTION AND PAYMENT: THE UNDERSIGNED (THE “SUBSCRIBER”) HEREBY SUBSCRIBES FOR AND AGREES TO THE PURCHASE OF [] (xx,000) COMMON STOCK (THE “COMMON STOCK”) OF BOUMARANG INC., A DELAWARE CORPORATION (THE “COMPANY”) AT THE PRICE OF USD$1.00 PER SHARE FOR A TOTAL PRICE OF USD$[],000. THE SUBSCRIBER IS DELIVERING THIS SUBSCRIPTION PAYMENT BY WIRE TRANSFER TO THE COMPANY’S DESIGNATED BANK ACCOUNT. THEREAFTER, THE DELIVERY OF EVIDENCE OF OWNERSHIP OF THE COMMON STOCK PURCHASED WILL BE SENT TO THE SUBSCRIBER BY THE COMPANY OR THE TRANSFER AGENT. THE COMPANY HAS THE RIGHT TO ACCEPT OR REJECT THIS SUBSCRIPTION (A) IF IT IS DETERMINED THAT THE SUBSCRIBER IS NOT ELIGIBLE TO PURCHASE COMMON STOCK UNDER REGULATION S OR (B) IF THE COMPANY LEARNS THAT THE SUBSCRIBER HAS MISREPRESENTED ANY INFORMATION IN ANY OF THE DOCUMENTS THE SUBSCRIBER SUBMITTED TO THE COMPANY IN CONNECTION WITH THIS SUBSCRIPTION. ACCEPTANCE OF THIS SUBSCRIPTION BY THE COMPANY WILL BE EFFECTIVE ONLY WHEN SIGNED BY THE COMPANY’S REPRESENTATIVE. THE COMPANY NEED NOT ACCEPT SUBSCRIPTIONS IN THE ORDER RECEIVED. THE COMPANY WILL HAVE THE RIGHT, IN ADDITION TO ANY OTHER RIGHTS THAT IT MAY HAVE, TO ACQUIRE THE SUBSCRIBER’S COMMON STOCK FOR A PRICE EQUAL TO THE SUBSCRIBER’S SUBSCRIPTION PAYMENT IF THE COMPANY LEARNS AT ANY TIME AFTER PURCHASE THAT THE SUBSCRIBER HAS MISREPRESENTED ANY MATERIAL INFORMATION IN ANY OF THE

DOCUMENTS THAT SUBSCRIBER SUBMITTED TO THE COMPANY IN CONNECTION WITH THIS SUBSCRIPTION.

1.Cancellation of Subscription Agreement. The Subscriber has no right to cancel, revoke or withdraw this subscription, except as may be provided under applicable securities laws.

2.Conditions. The COMMON STOCK will, when issued, be validly issued, fully paid, and non-assessable. The Company is duly organized, validly existing, and in good standing under the laws of the State of Delaware. Subscriber acknowledges that the issued COMMON STOCK, after being exchanged for payment in full, shall be forwarded by the Company or the Transfer Agent for delivery to Subscriber. Subscriber also acknowledges that the COMMON STOCK will not be delivered to Subscriber until this Subscription Agreement has been (a) signed by Subscriber (b) delivered by Subscriber to the Company, and (c) accepted by and signed by a representative of the Company.

3.Representations, Warranties, Covenants, and Acknowledgements. To induce the Company to issue the COMMON STOCK, the Subscriber hereby represents, warrants, covenants, and acknowledges to the Company that:

The Subscriber has full power to execute, deliver and perform under this Subscription Agreement. This Subscription Agreement is the legal and binding obligation of and is enforceable against the Subscriber in accordance with its terms.

The execution and delivery of this Subscription Agreement will not result in a breach of any agreement between Subscriber and a third party nor will it violate the terms of any court or administrative order.

The Subscriber understands that an investment in the Company is subject to substantial risks, including, but not limited to, the loss of Subscribers entire investment.

The Subscriber has been given access to full and complete information regarding the Company and has utilized such access to the Subscriber’s satisfaction for the purpose of obtaining such information regarding the Company as the Subscriber has reasonably requested. In particular, the Subscriber  has been given a reasonable opportunity to review such documents as Subscriber has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the COMMON STOCK and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of the investment and to verify the accuracy of the information .

The Subscriber, in determining to purchase the COMMON STOCK, (i) has been encouraged to seek and has had the opportunity to rely upon the advice of the Subscriber’s legal counsel, accountants, and other advisors with respect to the purchase of the COMMON STOCK, and (ii) has relied solely upon the advice of the Subscriber’s legal counsel, accountants, or other financial advisors with respect to the financial, tax, and other considerations relating to the purchase of the COMMON STOCK.

The Subscriber and his, her, or its personal advisors have received from the Company all requested documents, records, and books pertaining to the investment in the COMMON STOCK so as to enable them to evaluate the merits and risks of this investment. The Subscriber understands and acknowledges that all documents were prepared by the Company and that no independent legal counsel, accountant, or financial advisor has passed upon or assumed any responsibility for the accuracy, completeness or fairness of information provided to the Subscriber and no independent legal counsel, accountant, or financial advisor has independently verified or investigated in any way the accuracy, completeness or fairness of such information.

The Subscriber (i) can bear the economic risk of the purchase of the COMMON STOCK, including a total loss of the Subscriber’s investment; (ii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the COMMON STOCK, or the Subscriber is being advised by others (acknowledged by the Subscriber as being the “Purchaser Representative(s)” of the Subscriber) such that they and the Subscriber together are capable of making such evaluation; and (iii) understands the non-liquid nature of an investment in the COMMON STOCK.

The Subscriber acknowledges and understands that the COMMON STOCK are a speculative investment in a small-cap publicly owned company that involves a high degree of risk and there can be no guaranty of the amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the COMMON STOCK.

The Subscriber is not a “United States Person” (as defined below) and is not purchasing the COMMON STOCK for the account or benefit of a United States Person. A “United States Person” means any natural person resident in the United States; any partnership or corporation organized or incorporated under the laws of the United States, its territories or possessions or any state or the District of Columbia; any estate of which any executor or administrator is a U.S. person; any trust of which any trustee is a U.S. person; any agency or branch of a foreign entity located in the United States; any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the account of a U.S. person; any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and a partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction, and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended (the “Securities Act”), unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

The Subscriber acknowledges and agrees that the COMMON STOCK were not offered to the Subscriber in the United States, and at the time of execution of this agreement and at the time of any offer to the Subscriber to purchase such securities hereunder, the Subscriber was physically outside the United States.

The Subscriber acknowledges that the Company is relying on exemptions from the registration requirements of the Securities Act and afforded by applicable state statutes and regulations.

The Subscriber understands that the COMMON STOCK are not registered under the Securities Act or the securities laws of any state, are “restricted securities” within the meaning of Regulation S and Rule 144 under the Securities Act, and are subject to substantial restrictions on transfer.

The Subscriber agrees that the Subscriber will not sell or otherwise transfer or dispose of the COMMON STOCK or any portion thereof unless such COMMON STOCK have been registered under the Securities Act and any applicable state securities laws or the Subscriber obtains an opinion of counsel that is satisfactory to the Company that such COMMON STOCK may be sold in reliance on an exemption from such registration requirements; provided, however, that nothing in this agreement shall restrict the rights of the Subscriber to transfer the COMMON STOCK or any portion thereof in compliance with Regulation S under the Securities Act. If any offshore sale is to be made pursuant to Regulation S, the Subscriber agrees to cause the parties to such transaction to execute a Certificate of Compliance that will be maintained in the Company’s records.

The Subscriber acknowledges and agrees that there shall be noted on the books and records of the Company or its transfer agent with respect to the COMMON STOCK a legend substantially to the following effect:

“THESE SECURITIES ARE NOT REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION; AND HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

The Subscriber acknowledges and agrees that the COMMON STOCK are being acquired for the Subscriber’s own account and not on behalf of or for the benefit of any U.S. Person and the sale and resale of the COMMON STOCK has not been prearranged with any U.S. Person or buyer in the United States.

The Subscriber represents and warrants that, as of the date of this agreement, the Subscriber has no present plan or intention to sell the securities in the U.S. at any predetermined time. The Subscriber represents, warrants, and covenants that neither the Subscriber nor its affiliates nor any person acting on its or their behalf has entered into, has the intention of entering, or will enter into any option, equity swap or other similar derivative instrument in the U.S. with respect to the COMMON STOCK or other securities of the Company at any time until the end of a period of one year from the date of this Agreement. Nothing herein shall prevent the Subscriber from selling the securities acquired hereunder in accordance with U.S. securities laws.

The Subscriber understands that until such time as the COMMON STOCK are registered with appropriate regulatory authorities allowing such COMMON STOCK to be freely transferable, or the applicable holding period and other conditions for sale have been satisfied for such COMMON STOCK to be sold pursuant to an exemption from the requirements for registration, the Subscriber may be precluded from selling or otherwise transferring or disposing of the COMMON STOCK.

The Subscriber understands that, except upon certain limited circumstances, the restrictions on the sale, transfer, and disposition of the COMMON STOCK will also apply to any and all COMMON STOCK of capital stock or other securities issued or otherwise acquired with respect to the COMMON STOCK including, without limitation, any other COMMON STOCK or securities issued or acquired as a result of any stock dividend, stock split or exchange or any distribution of COMMON STOCK or securities pursuant to any corporate reorganization, reclassification or similar event.

The Subscriber understands that no federal or state agency, including the Securities and Exchange Commission or the securities commission or authorities of any other state, has approved or disapproved the COMMON STOCK, passed upon or endorsed the merits of the offering, or made any finding or determination as to the fairness of the COMMON STOCK for investment.

The Subscriber represents, warrants and agrees that, if the Subscriber is acquiring the COMMON STOCK as an agent or representative for another person or legal entity, (i) these representations, warranties, agreements, acknowledgments, and understandings shall be deemed to have been made on behalf of the person or persons for whose benefit such COMMON STOCK are being acquired, (ii) the name of such person or persons is indicated below under the Subscriber’s name, and (iii) such further information as the Company deems appropriate shall be furnished regarding such person or persons.

Neither the Company nor any person representing or acting on behalf of the Company, or purportedly representing or acting on behalf of the Company, has made any representations, warranties, agreements or statements other than those identified herein that influenced or affected the Subscriber’s decision to purchase the COMMON STOCK, nor has the Subscriber relied on any representations, warranties, agreements or statements in the belief that they were made on behalf of any of the forgoing, nor has the Subscriber relied on the absence of any such representations, warranties, agreements or statements in reaching the decision to purchase the COMMON STOCK.

The Subscriber understands that the COMMON STOCK are being offered and sold in reliance on Regulation S and any other available exemptions from the registration requirements of federal and state laws and that the Company is relying upon the truth and accuracy of the representations, warranties, acknowledgements and understandings set forth herein in order to determine the suitability of the Subscriber to acquire COMMON STOCK. The Subscriber agrees promptly to notify the Company of any changes to any of the foregoing.

If Company accepts this Subscription, the Company has the unconditional right to immediately utilize the proceeds thereof regardless of whether any other subscriptions are received or accepted by the Company, and if the Company rejects this subscription or if the offering is terminated or withdrawn prior to acceptance of this Subscription, the funds deposited by the Subscriber will be refunded promptly without interest.

Subscriber understands that a portion of the purchase price of the COMMON STOCK will be used by the Company to pay for the expenses of this offering, including any commissions paid to entities for the express purpose of locating investors for this Regulation S Offering. These expenses and commissions will be paid by the Company from the proceeds of this Regulation S Offering. The Company will receive approximately 95% of every $1.00 per share paid by the Subscriber. The remaining 5% will be paid to others for the expenses and commissions, if any, relating to this offering.

4.Covenants and Indemnity.

The foregoing representations and warranties, together with all other representations and warranties made or given by the Subscriber to the Company in connection with the transactions contemplated hereby, shall be true and correct in all respects on the date of closing of the purchase hereunder as if made on such date and shall survive such date.

The Subscriber agrees to indemnify and hold harmless the Company from and against any loss, damage or liability due to or arising out of a breach by Subscriber of any of the representations and warranties set forth in Section 3 of this Agreement.

5.Miscellaneous.

This Subscription will be interpreted under the laws of the State of Delaware. The Subscriber acknowledges and agrees that any action or proceeding of any kind against the Subscriber arising out of or by reason of this subscription may be brought in the federal or state court located in Kent County, State of Delaware, United States of America and hereby consents to the jurisdiction of any such court.

This subscription and the rights, powers and duties set forth herein will be binding upon the Subscriber, the Subscriber’s heirs, estate, legal representatives, successors, and permitted assigns and will benefit the Company.

If any provision of this subscription is invalid or unenforceable, then such provision will be inoperative and will be modified to conform to such statute or rule of law, but this occurrence will not affect the validity or enforceability of any other provision of this Agreement.

This Subscription may be executed through the use of separate signature pages or in any number of counterparts.

This Subscription contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, warranties, covenants or other agreements between the Subscriber and the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the [__] day of [_____], 20[__].

Subscriber is a “qualified Regulation S investor” as defined herein and is (check one):

_____Individual _____Joint Tenants with right of survivorship	_____Tenants-in-Common _____Community Property _____Corporation	_____Trust _____Partnership _____Retirement Account

Name(s) in which Securities should be registered:	Signature of Subscriber(s):
_____________________________________	_____________________________________
_____________________________________	_____________________________________
(If subscriber is a corporation indicate state or country of organization)__________________
Amount of Subscription: [] Common Stock @ $1.00 per Share (Min. Investment $10,000.00)
Subscriber’s Address: _____________________________________ (number and street) _____________________________________ (city) (state) (zip code) _____________________________________ (Country)
Business Telephone Number:
_____________________________________ Home Telephone Number: _____________________________________

ACCEPTANCE

I, [Authorized Officer], accept the foregoing subscription subject to the terms and conditions hereof as of [Date], 20[__].

Boumarang Inc.

By:______________________________

[Name], [Title]

Please email or mail this page to admin@boumarang.com

[Authorized Officer]

Boumarang Inc.

200 Spectrum Center Drive, Suite 300,

Irvine, CA 92618